UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:	November 1, 2024

MICROPAC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-5109	75-1225149
(State or jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

1655 State Highway 66, Garland, Texas	75040
Address of principal executive offices	Zip Code

Registrant s telephone number, including area code:	(972) 272-3571

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.10 per share	MPAD	Pink OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 1, 2024, Micropac Industries, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Teledyne Technologies Incorporated, a Delaware corporation (“Parent”), and Harrier Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger and becoming a wholly owned subsidiary of Parent. Each share of the common stock of the Company, par value $0.10 per share (the “Common Stock”), issued and outstanding immediately prior to the Effective Time will be converted into the right to receive an amount equal to $20.00 per share (the “Merger Consideration”). Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

Following the execution of the Merger Agreement, on November 2, 2024, the Company’s principal stockholder, which holds approximately 75.7% of the issued and outstanding shares of the Common Stock, executed a stockholder written consent approving and adopting the Merger Agreement and the transactions contemplated thereby. No further approval of the stockholders of the Company is required to approve and adopt the Merger Agreement and the transactions contemplated thereby.

The Merger Agreement contains customary representations, warranties and covenants, as well as indemnification provisions subject to specified limitations. Among other things, the Company has agreed, subject to certain exceptions, to conduct its business in the ordinary course, consistent with past practice, from the date of the Merger Agreement until the Closing, and not to take certain actions prior to the closing of the transaction without the prior written consent of Parent. The Merger Agreement also contains certain additional customary covenants, including, among others and subject to certain exceptions, not to solicit proposals relating to Acquisition Proposals and not to participate in discussions concerning, or furnish information in connection with, Acquisition Proposals. In addition, each of the parties are required to use all reasonable best efforts to obtain all required regulatory approvals to consummate the transactions contemplated by the Merger Agreement.

The transaction is expect to close in the fourth quarter of 2024 and is subject to certain customary closing conditions, including, among others, (i) the Company Stockholder Approval shall have been obtained and be in full force and effect, (ii) the absence of any order or the enactment of any law that has the effect of restraining, enjoining or prohibiting the consummation of the Merger, (iii) the elapsing of twenty calendar days following the mailing by the Company to the stockholders of the Company’s definitive information statement, (iv) subject to certain exceptions, the accuracy of each party’s representations and warranties, (v) compliance in all material respects by each party with its obligations under the Merger Agreement and (vi) solely with respect to Parent and Merger Sub, the absence of a Company Material Adverse Effect.

The Merger Agreement contains certain customary termination rights, including (i) by either Company or Parent, if the Merger is not completed by December 31, 2024 and (ii) if any court or other governmental entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any final and non-appealable law or order, in each case, which permanently restrains, enjoins or otherwise prohibits, prior to the Effective Time, the consummation of the Merger.

The Merger Agreement is filed herewith as Exhibit 2.1 to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties of each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specified dates therein. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that the Company files with the Securities and Exchange Commission (the “SEC”).

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

Pursuant to rules adopted by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a Schedule 14C information statement will be filed with the SEC and mailed or provided to the stockholders of the Company.

Item 7.01	Regulation FD Disclosure.

On November 4, 2024, the Company and the Parent issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, with respect to management’s beliefs about the financial condition, results of operations and businesses of the Parent and the Company in the future. Forward-looking statements involve risks and uncertainties, are based on the current expectations of the management of the Parent and the Company and are subject to uncertainty and changes in circumstances. The forward-looking statements contained herein may include statements about the expected effects of the Parent’s proposed acquisition of the Company, the anticipated timing and scope of the proposed transaction and anticipated synergies related to the proposed transaction, and other strategic options. Forward-looking statements generally are accompanied by words such as “projects”, “intends”, “expects”, “anticipates”, “targets”, “estimates”, “will” and words of similar import that convey the uncertainty of future events or outcomes. All statements made in this Current Report that are not historical in nature should be considered forward-looking. By its nature, forward-looking information is not a guarantee of future performance or results and involves risks and uncertainties because it relates to events and depends on circumstances that will occur in the future.

Actual results could differ materially from these forward-looking statements. Many factors could change anticipated results, including the occurrence of any event, change or other circumstances that could give rise to the right of the Parent or Company or both to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against the Parent or the Company in connection with the merger agreement; the failure to satisfy any of the conditions to the proposed transaction on a timely basis or at all; the inability to complete the acquisition and integration of the Company successfully, to retain customers and key employees and to achieve operating synergies, including the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where the Parent and the Company do business; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; changes in relevant tax and other laws; the inability to develop and market new competitive products; inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements and the providing of estimates of financial measures, in accordance with U.S. GAAP and related standards; and operating results of the Company being lower than anticipated.

Additional factors that could cause results to differ materially from those described above can be found in the Parent’s Annual Report on Form 10-K for the year ended December 31, 2023, and its Quarterly Reports on Form 10-Q for the periods ended March 31, June 30 and September 29, 2024, all of which are on file with the SEC and available in the “Investors” section of the Parent’s website, teledyne.com, under the heading “Investor Information” and in other documents the Parent files with the SEC, and in the Company’s Annual Report on Form 10-K for the year ended November 30, 2023, and its Quarterly Reports on Form 10-Q for the periods ended February 24, May 25 and August 24, 2024, all of which are on file with the SEC and in other documents the Company files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither the Parent nor the Company assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated November 1, 2024, by and among Parent, Merger Sub, and the Company.
99.1	Joint Press Release, dated November 4, 2024, issued by Parent and the Company.
104	Cover Page Interactive Data File.

* Certain of the schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request; provided, however, that the parties may request confidential treatment for certain portions of the agreement pursuant to Rule 24b-2 of the Exchange Act, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated November 4, 2024	MICROPAC INDUSTRIES, INC.
(Registrant)

/s/ Mark W. King
(Signature)
Mark W. King
Chief Executive Officer